UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05983

The New Germany Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group. Within the United States, DWS Investments represents the retail asset management activities of Deutsche Bank AG.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The New Germany Fund, Inc.

Annual Report

December 31, 2011

The New Germany

Fund, Inc.

LETTER TO THE SHAREHOLDERS

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Dear Shareholder,

For the 12 months ended December 31, 2011, the New Germany Fund's total return in USD was -18.52% based on net asset value and -18.89% based on market price. During the same period, the total return in USD of the Fund's benchmark, the Midcap Market Performance Index, was -16.54%.1

The German market performed well to its peak in July, rising more than 9% as measured by the Midcap Market index, in spite of the ongoing European sovereign debt crisis.2 While corporate news out of Germany continued to be mostly constructive in the second half of the year, deteriorating investor sentiment for the rest of Europe then caught up with German stocks (as measured by the Midcap Market index) in August and September, triggering a pronounced decline of over 21% to year-end. Numerous political summits and conflicting macroeconomic news dominated the German equity markets in the final months of the year. Macroeconomic data for the Eurozone showed an overall slowdown in Europe's core countries, such as France and Germany, but German indicators again started to surprise positively in November.3 The Ifo index, a measure of the German business climate, as well as the GfK Consumer Confidence Survey trended up again. German PMIs (Purchasing Manager Indices) accelerated in December, while the market had feared a decline.4

During the year under review, EADS, Tognum AG* and Sartorius were among the most significant contributors to the Fund's absolute performance. Netherlands-based EADS, one of the few non-German stocks in the Fund, rose close to 37% in the year. The company manufactures commercial and military airplanes under the Airbus brand, as well as military and telecommunications equipment. After trading mostly flat for the first three quarters of the year, renewed interest in the stock was sparked in the fourth quarter, driven by expectations that the company would report an earnings increase of 37% for the full-year 2011, with consensus growth expectations for 2012 on average 90% year-over-year.

Germany-based Tognum is a holding company engaged in the manufacture of diesel and gas engines, as well as propulsion systems for ships, heavy agricultural and rail vehicles, industrial drive systems, and on-site energy systems. The stock has been a steady performer since its trough in early 2009, rising by close to 180% through March 2011. Some of the rise in stock price can be attributed to a takeover bid from Rolls-Royce and Daimler, in early March.

Sartorius, also based in Germany, engages in the biotechnology and mechatronics sectors. The company provides laboratory and process technology to companies operating in the pharmaceutical, biotechnology, chemical, and food and beverage industries. The stock rose more than 31% in the year as management completed an acquisition and set about transforming its product portfolio to achieve a higher-margin, less cyclical business.

On a full-year basis, the most significant detractors to the Fund's relative performance were Hochtief, SGL Carbon and Suedzucker. The latter two performed well, but were underweighted in the Fund. The stock of Germany-based Hochtief, a construction company active on a worldwide

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

basis, fell close to 30% in the year as its Australian business unit, Leighton, repeatedly disappointed with its financial results. SGL Carbon, a German producer of carbon and graphite materials, rose 41% in the year as takeover speculation drove the stock after both VW and BMW purchased significant stakes in the company. Suedzucker, a German sugar and bioethanol producer also underrepresented in the Fund, rose close to 24% in the past year as the company published strong earnings figures that showed a remarkable improvement of profitability.

On a sector basis, the Fund finished the year with its biggest overweight positions in software, insurance and basic resources. The biggest sector underweights include health care, telecommunications and technology.5

Economic and Market Overview

While gross domestic product (GDP) growth remained positive in the third quarter (reported at 0.5% quarter-over-quarter), survey indicators as well as trends in monthly activity data suggest that Germany's growth may stall in the coming quarters. After stagnation in the year's final quarter, we expect GDP to contract slightly in the first half of 2012 before recovering modestly in the second half of the year. This will result in annual average GDP growth of 0% in 2012, after 2.9% in the current year.

The contractionary impulse comes mainly through the export channel, with 60% of Germany's exports going to Europe, which is suffering from fiscal consolidation and financial market turmoil. We expect exports to expand a meager 1.75% in 2012, while net exports will dampen growth by one-half of a percentage point. Domestic demand is expected to provide little counterbalance, and investment in machinery and equipment will likely shrink by 1%, after mustering a 9% increase in 2011. For China, another important German export market, economists expect GDP growth to decelerate significantly to around 7% in the coming two quarters.

With unemployment rising during 2012 by approximately 100,000, real private consumption growth should slow from this year's 1.5% to 0.75% in 2012, despite inflation slowing to 1.5%. The ongoing macro slowdown (globally, in the Eurozone and increasingly also in emerging markets and China), combined with ongoing earnings downgrades and elevated sovereign risk, provide sufficient reasons to stick to our cautious tactical view on German equities. In the long term, however, we still see many arguments favoring Germany to outperform in a diverging Eurozone.

The Fund's discount to net asset value averaged 9.12% for the full-year 2011, compared with 12.19% for the previous year. For the three months ended December 31, 2011, the discount was 9.39%, compared with 9.86% for the same quarter a year earlier. The Fund purchased 638,482 of its shares in the open market during 2011.

On July 18, 2011, the Fund announced that the Board of Directors had authorized the extension of the repurchase authorization permitting the Fund to repurchase up to 900,000 shares during the period August 1, 2011 - July 31, 2012. Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. Monthly

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

On January 31, 2012, pursuant to the Discount Management Program (announced in July 2010), the Fund announced that the fourth and final measurement period will commence on March 5, 2012 and expire on May 25, 2012.

Also on January 31, 2012, the Fund announced that the Board of Directors approved a new series of up to four, consecutive, semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period is expected to be announced in late July 2012.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

1  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment of the regulated market. Index returns do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  Sovereign debt is government debt issued in foreign currencies.

3  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

4  Purchasing Managers Index (PMI) — Maintained by the Institute for Supply Management (ISM), it is a composite of information extracted from the responses of surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures response to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

5  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

*  Not held in portfolio as of December 31, 2011.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF DECEMBER 31, 2011

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:
	For the years ended December 31,
	2011	2010	2009	2008		2007
Net Asset Value(a)	(18.52)%	23.40%	45.22%	(46.75	)%(b)	25.17%
Market Value(a)	(18.89)%	32.21%	52.07%	(53.32)%		25.14%
Benchmark(c)	(16.54)%	18.42%	42.33%	(47.86)%		22.10%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Return includes the effect of the $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

(c)  Represents the Midcap Market Performance Index.*

  *  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX** and TecDAX***.

  **  MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  ***  TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly into an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2011 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2012. This election will allow investors based in Germany to invest in the Fund without adverse tax consequences.

FUND HISTORY AS OF DECEMBER 31, 2011 (continued)

STATISTICS:
Net Assets	$241,423,509
Shares Outstanding	17,417,300
Net Asset Value (NAV) Per Share	$13.86

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*
Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
12/30/11	01/27/12**	$0.5454	$0.000	$0.000	$0.5454
05/19/11	05/31/11	$0.0400	$0.000	$0.000	$0.0400
12/31/10	01/28/11***	$0.0650	$0.000	$0.000	$0.0650
04/30/10	05/10/10	$0.0535	$0.000	$0.000	$0.0535
12/31/09	01/28/10****	$0.1601	$0.000	$0.000	$0.1601
05/04/09	05/14/09	$0.0176	$0.000	$0.000	$0.0176
12/15/08	12/31/08	$0.1274	$0.000	$0.000	$0.1274
05/06/08	05/15/08	$0.0594	$0.000	$0.000	$0.0594
12/21/07	01/10/08*****	$0.2550	$0.000	$0.000	$0.2550
05/03/07	05/15/07	$0.3400	$0.000	$0.000	$0.3400
12/21/06	12/28/06	$0.0550	$0.000	$0.000	$0.0550
05/05/06	05/15/06	$0.1500	$0.000	$0.000	$0.1500
12/22/05	12/30/05	$0.4100	$0.000	$0.000	$0.4100
05/19/05	05/27/05	$0.1400	$0.000	$0.000	$0.1400
12/22/04	12/31/04	$0.2300	$0.000	$0.000	$0.2300
05/06/04	05/14/04	$0.0500	$0.000	$0.000	$0.0500
12/22/03	12/31/03	$0.0220	$0.000	$0.000	$0.0220
07/24/03	07/30/03	$0.0030	$0.000	$0.000	$0.0030

OTHER INFORMATION:
NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/11)	1.09%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  The Fund may post estimated capital gain information to its web site: www.dws-investments.com.

  **  Although this distribution is payable in 2012, it may be taxable in 2011.

  ***  Although this distribution was paid in 2011, it may have been taxable in 2010.

  ****  Although this distribution was paid in 2010, it may have been taxable in 2009.

  *****  Although this distribution was paid in 2008, it may have been taxable in 2007.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2011 (As a % of Net Assets)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2011 (48.0%, as a % of Net Assets)
1.	EADS	8.9%
2.	GEA Group	5.6%
3.	Lanxess	5.3%
4.	Software	5.1%
5.	MTU Aero Engines Holding	4.6%
6.	Hannover Rueckversicherung	4.5%
7.	Continental	4.1%
8.	Bilfinger Berger	3.8%
9.	Aurubis	3.1%
10.	Suedzucker	3.0%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 14.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH LEAD PORTFOLIO MANAGER — RAINER VERMEHREN

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Question: The Fund's largest position, a non-German stock, was also the past year's best performer. Can you comment on the fund's holdings in European Aeronautic Defence & Space Company (EADS) stock?

Answer: Indeed, EADS' (a Netherlands-based company) stock rose nearly 37%, placing it among the best performers for the year. EADS manufactures commercial and military airplanes under the Airbus brand, in addition to military equipment including fighter aircraft, military and commercial helicopters, satellites, and telecommunications and defense systems. After negative earnings-per-share (EPS) growth rates for the past five years, the stock price was driven by expectations that the company would report an EPS increase of 37% for the full year 2011, with mean expectations for 2012 close to a 90% increase.1 EADS is a consortium of firms, of which Germany-based Daimler AG makes up 22.5%. Given the size and importance of the company, and the relatively big portion of business coming from Germany, EADS was added to the Fund's benchmark, the Midcap Market Performance Index, weighing in at just over 10% vs. the Fund's position at close to 9%.2 Given the Fund's limitations of allowing only a maximum of 10% of net assets on any one issuer or any one country other than Germany, the stock generally has an underweight position vs. the benchmark, in spite of positive views by portfolio management.3

Question: The German auto industry continues to appear very robust. Do you share this view?

Answer: German automakers, riding high on strong demand, primarily in North America and China, intend to continue building on these recent successes. While European sales are weak, as expected, each of the three top automakers—BMW AG, Daimler AG and Volkswagen AG—plans to flood the U.S. market in 2012 with a wave of new vehicles. Each is expected to introduce several new models in January at the North American International Auto Show in Detroit. U.S. sales numbers released by both Daimler and BMW for the full year 2011 showed an increase of 13%. Daimler's success came in large part from its revamped C-Class model, while BMW's biggest performer was the X3 model. Volkswagen announced an all-time record sales year in 2011, with more than 8.1 million vehicles sold worldwide (+14% year-over-year), placing it in the number-two spot globally. Volkswagen's "U.S. hopeful" for 2012 is the redesigned Passat model. Whether the automakers can again top the high numbers of the past year remains to be seen, but other markets could compensate for the continued slack expected in Europe. Volkswagen, for instance, doubled its previous sales in India in 2011, a vast market with significant remaining potential.

Question: With German interest rates among the lowest in Europe, how do you judge the country's ability to place new bonds?

Answer: Given the overall uncertainty in the Eurozone, German debt continues to occupy a position of favor with investors.4 As measured by the latest placement of 5-year German bonds—total volume of 3.15 billion euros—placed in the first few days of the new year, the resonance was very positive. The auction was 2.8 times oversubscribed and was placed with an interest rate of just 0.9%. A few days prior, the Bundesbank (German central bank) managed to place 6-month bills with a negative interest rate. The interest in German government bonds from international investors continues unabated, driven by a continued flight to safety.

1  Earnings per share—An indicator of a company's profitability, this represents the portion of a company's profit allocated to each outstanding share of common stock.

2  The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

3  "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

4  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

DIRECTORS OF THE FUND
Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Detlef Bierbaum, 69(1)	Class I Since 2008
Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).
Director, The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990).

DIRECTORS OF THE FUND (continued)
Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Ambassador Richard R. Burt, 64(1)	Class III Since 2004
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).
Director, The European Equity Fund, Inc. (since 2000) and The Central Europe and Russia Fund, Inc. (since 2000). Director, UBS family of mutual funds (since 1995).

John H. Cannon, 69(1)	Class II Since 1990	Consultant (since 2002). Formerly, Vice President and Treasurer, Venator Group/Footlocker, Inc. (footwear retailer) (1982- 2002).	Director of The Central Europe and Russia Fund, Inc. (since 2004) and The European Equity Fund, Inc. (since 2004).

DIRECTORS OF THE FUND (continued)
Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Richard Karl Goeltz, 69(1)	Class I Since 1990
Retired. Formerly Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr. Goeltz is a member of the Council and Court of Governors of the London School of Economics and Political Science and Trustee of the American Academy in Berlin.

Director, The European Equity Fund, Inc. (since 2008) and The Central Europe and Russia Fund, Inc. (since 2008). Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group Inc. (apparel). Formerly director of Federal Home Loan Mortgage Corporation and Delta Air Lines, Inc. (air transport).

Dr. Franz Wilhelm Hopp, 69(1)	Class III Since 1993
Partner of Laplace Finanzconsulting
GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).
Director of The European Equity Fund, Inc. (since 2008) and The Central Europe and Russia Fund, Inc. (since 2008).

Dr. Friedbert Malt, 70(1)	Class III Since 2007
Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. He currently is a Director of TUV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
Director, The European Equity Fund, Inc. (since 2007) and The Central Europe and Russia Fund, Inc. (since 2007).

DIRECTORS OF THE FUND (continued)
Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Christian H. Strenger, 68(1)(2)	Class I Since 1990
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Evonik Industries AG (chemical, utility and property business), Fraport AG (international airport business), Hermes Equity Ownership Services Ltd. (governance advisory) and TUI AG (travel business).
Director of The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990).

Robert H. Wadsworth, 71(1)(3)	Class I Since 1992	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present).	Director of The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990), as well as other funds in the Fund Complex.

Joachim Wagner, 64(1)	Class II Since 2009
Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (mining holding company) (2006-2009). Formerly, Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.
Director of The European Equity Fund, Inc. (since 2009).

DIRECTORS OF THE FUND (continued)
Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years††	Other Directorships Held by Director
Werner Walbröl, 74(1)	Class II Since 2004
Director of The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program, Inc., Director TUV Rheinland of North America, Inc. President and Chief Executive Officer, The European American Chamber of Commerce, Inc. (2004-2008); President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).
Director of The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990).

Pursuant to the Fund's retirement policy, Mr. Bult and Dr. Trömel did not stand for re-election.

(1)  Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser (except for Mr. Wagner who also only serves as a Director of The European Equity Fund, Inc.).

(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(3)  Indicates that Mr.Wadsworth also serves as Director/Trustee of the DWS Investments' open-end and closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.

*  The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, NY 10154.

†  The term of office for Directors in Class I expires at the 2013 Annual Meeting, Class II expires at the 2014 Annual Meeting and Class III expires at the 2012 Annual Meeting.

††  The information above includes each Director's principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director's qualifications to serve as a Director, which led (together with the Director's current and prior experience as a Director of other SEC reporting companies, if any, as indicated elsewhere in the table) to the conclusion that each Director should serve as a Director for the Fund.

OFFICERS OF THE FUND*
Name, Age	Principal Occupations During Past Five Years
W. Douglas Beck, CFA(1,2), 44 President and Chief Executive Officer
Managing Director(3), Deutsche Asset Management (since 2006); President of DWS family of funds and Head of Product Management, US for DWS Investments. Formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002).

Paul H. Schubert(2,4), 48 Chief Financial Officer and Treasurer
Managing Director(3), Deutsche Asset Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).

Rainer Vermehren(5,6), 43 Vice President	Director(3), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).

John Millette(7,8), 49 Secretary	Director(3), Deutsche Asset Management (since 2002).

Rita Rubin(2,9), 41 Chief Legal Officer	Director and Senior Counsel(10), Deutsche Asset Management (since 2007). Formerly, Vice President, Morgan Stanley Investment Management Inc. (2004-2007).

Alexis Kuchinsky(2,11), 35 Chief Compliance Officer	Vice President, Deutsche Asset Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset Management.

John Caruso(2,5), 46 Anti-Money Laundering Compliance Officer	Managing Director(3), Deutsche Asset Management.

Each also serves as an Officer of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

*  As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.

(1)  Since May 19, 2011.

(2)  Address: 60 Wall Street, New York, New York 10005.

(3)  Executive title, not a board directorship.

(4)  Since November 5, 2004.

(5)  Since February 1, 2010.

(6)  Address: Mainzer Landstraße 178-190, Frankfurt am Main, Germany.

(7)  Since January 1, 2011. Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

(8)  Address: One Beacon Street, Boston, Massachusetts 02108.

(9)  Since July 21, 2008.

(10)  Prior to February 1, 2011, Vice President and Counsel.

(11)  Since August 24, 2009.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2011
Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 89.8%
	COMMON STOCKS – 83.3%
	AEROSPACE & DEFENSE – 4.6%
174,084	MTU Aero Engines Holding	$11,172,374
	AUTO COMPONENTS – 6.1%
160,000	Continental*	9,989,139
188,344	ElringKlinger†	4,689,306
		14,678,445
	CHEMICALS – 8.2%
247,760	Lanxess	12,864,690
255,000	Symrise	6,825,540
		19,690,230
	COMPUTERS & PERIPHERALS – 2.4%
127,727	Wincor Nixdorf	5,725,158
	CONSTRUCTION & ENGINEERING – 6.0%
108,181	Bilfinger Berger	9,251,513
91,567	Hochtief	5,312,587
		14,564,100
	ELECTRICAL EQUIPMENT – 1.2%
60,686	SGL Carbon*†	3,000,597
	FOOD PRODUCTS – 3.8%
9,000	KWS Saat	1,801,503
230,000	Suedzucker	7,359,578
		9,161,081
	HEALTH CARE PROVIDERS & SERVICES – 0.5%
80,000	Celesio	1,271,100
	HOUSEHOLD DURABLES – 0.2%
118,886	Loewe*	385,969
	INDUSTRIAL CONGLOMERATES – 1.5%
82,583	Rheinmetall	3,670,026
	INSURANCE – 4.5%
220,000	Hannover Rueckversicherung	10,944,930
	INTERNET SOFTWARE & SERVICES – 2.9%
395,966	United Internet	7,093,248
	IT SERVICES – 1.0%
70,000	Bechtle	2,380,715

Shares	Description	Value(a)
	MACHINERY – 8.4%
473,046	GEA Group	$13,417,233
200,000	Gildemeister*	2,531,295
298,963	MAX Automation	1,505,765
17,714	Pfeiffer Vacuum Technology	1,554,891
440,000	Singulus Technologies*	1,159,463
		20,168,647
	MEDIA – 4.4%
130,000	Axel Springer†	5,603,444
100,000	Kabel Deutschland Holding*	5,090,499
		10,693,943
	METALS & MINING – 5.1%
140,000	Aurubis	7,487,441
95,000	Salzgitter	4,763,832
		12,251,273
	PROFESSIONAL SERVICES – 1.4%
50,000	Bertrandt	3,291,333
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.7%
202,041	Deutsche Euroshop	6,504,281
300,000	TAG Immobilien*†	2,398,889
		8,903,170
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.1%
210,000	Aixtron†	2,685,120
	SOFTWARE – 6.3%
160,000	PSI	3,057,285
330,000	Software	12,232,191
		15,289,476
	SPECIALTY RETAIL – 3.2%
30,000	Douglas Holdings†	1,082,615
50,000	Fielmann	4,766,623
120,000	Tom Tailor Holding*	1,915,996
		7,765,234
	TEXTILES, APPAREL & LUXURY GOODS – 0.7%
5,647	Puma	1,649,333
	THRIFTS & MORTGAGE FINANCE – 1.1%
140,000	Aareal Bank*	2,541,550

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2011 (continued)
Shares	Description	Value(a)
INVESTMENTS IN GERMANY COMMON STOCKS – 89.8% (continued)
	TRADING COMPANIES & DISTRIBUTORS – 2.1%
55,000	Brenntag	$5,136,906
	TRANSPORTATION INFRASTRUCTURE – 2.9%
140,000	Fraport	6,905,892
	Total Common Stocks (cost $177,306,216)	201,019,850
	PREFERRED STOCKS – 6.5%
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.2%
30,000	Draegerwerk (cost $3,429,764)	2,441,726
62,632	Sartorius (cost $691,434)	2,886,242
		5,327,968
	MACHINERY – 1.0%
95,000	Jungheinrich (cost $3,195,087)	2,335,671
	MEDIA – 1.8%
245,000	ProSiebenSat.1 Media (cost $5,665,065)	4,489,057
	TEXTILES, APPAREL & LUXURY GOODS – 1.5%
50,000	Hugo Boss (cost $4,218,358)	3,693,095
	Total Preferred Stocks (cost $17,199,708)	15,845,791
	Total Investments in Germany (cost $194,505,924)	216,865,641

Shares	Description	Value(a)
INVESTMENTS IN NETHERLANDS COMMON STOCKS – 10.1%
	AEROSPACE & DEFENSE – 8.9%
689,645	EADS	$21,619,761
	LIFE SCIENCES TOOLS & SERVICES – 1.2%
205,887	QIAGEN*	2,846,339
	Total Investments in Netherlands (cost $19,410,676)	24,466,100
	Total Investments in Common and Preferred Stocks – 99.9% (cost $213,916,600)	241,331,741
SECURITIES LENDING COLLATERAL – 4.1%
9,847,355	Daily Assets Fund Institutional, 0.18% (cost $9,847,355)(b)(c)	9,847,355
CASH EQUIVALENTS – 0.2%
446,267	Central Cash Management Fund, 0.07% (cost $446,267)(c)	446,267
	Total Investments – 104.2% (cost $224,210,222)**	251,625,363
	Other Assets and Liabilities, Net – (4.2%)	(10,201,854)
	NET ASSETS – 100.0%	$241,423,509

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2011 (continued)

*  Non-income producing security.

**  The cost for federal income tax purposes was $224,558,094. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $27,067,269. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,413,326 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,346,057.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $9,484,774, which is 3.9% of net assets.

(a)  Value stated in U.S. dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2011 (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.
Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Germany	$216,865,641	$—	$—	$216,865,641
Netherlands	24,466,100	—	—	24,466,100
Short-Term Instruments(d)	10,293,622	—	—	10,293,622
Total	$251,625,363	$—	$—	$251,625,363

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011
ASSETS
Investments in non-affiliated securities, at value (cost $213,916,600) — including $9,484,774 of securities loaned	$241,331,741
Investment in Central Cash Management Fund (cost $446,267)	446,267
Investment in Daily Assets Fund Institutional (cost $9,847,355)*	9,847,355
Total Investments, at value (cost $224,210,222)	251,625,363
Foreign currency, at value (cost $9,125,405)	8,897,788
Receivable for investments sold	683,035
Foreign taxes recoverable	4,990
Interest receivable	33,210
Other assets	33,692
Total assets	261,278,078
LIABILITIES
Payable upon return of securities loaned	9,847,355
Payable for Fund shares repurchased	126,288
Management fee payable	117,437
Investment advisory fee payable	56,925
Payable for Directors' fees and expenses	11,217
Distributions payable	9,505,016
Accrued expenses and other liabilities	190,331
Total liabilities	19,854,569
NET ASSETS	$241,423,509
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$430,563,020
Cost of 17,332,041 shares held in Treasury	(208,320,051)
Distributions in excess of net investment income	(1,471,903)
Accumulated net realized loss on investments and foreign currency	(6,538,221)
Net unrealized appreciation (depreciation) on:
Investments	27,415,141
Foreign currency	(224,477)
Net assets	$241,423,509
Net assets value per share ($241,423,509 ÷ 17,417,300 shares of common stock issued and outstanding)	$13.86

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS
For the year ended December 31, 2011
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $917,591)	$6,163,823
Interest	14,122
Income distributions — Central Cash Management Fund	420
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	1,466,883
Total investment income	7,645,248
Expenses:
Management fee	1,798,674
Investment advisory fee	872,125
Custodian fee	127,723
Services to shareholders	17,995
Reports to shareholders	69,996
Directors' fees and expenses	166,365
Professional fees	226,783
NYSE listing fee	23,748
Insurance	31,607
Miscellaneous	18,791
Net expenses	3,353,807
Net investment income	4,291,441
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	5,559,392
Foreign currency	(989,616)
Net realized gain (loss)	4,569,776
Change in net unrealized appreciation (depreciation) on:
Investments	(66,449,792)
Foreign currency	(358,088)
Change in net unrealized appreciation (depreciation)	(66,807,880)
Net gain (loss)	(62,238,104)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(57,946,663)

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the year ended December 31, 2011	For the year ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,291,441	$1,452,992
Net realized gain (loss)	4,569,776	42,815,040
Change in net unrealized appreciation (depreciation)	(66,807,880)	15,239,144
Net increase (decrease) in net assets resulting from operations	(57,946,663)	59,507,176
Distributions to shareholders from:
Net investment income	(10,215,458)	(2,162,318)
Total distributions to shareholders	(10,215,458)	(2,162,318)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 123,499 shares, respectively)	—	1,444,941
Cost of shares repurchased (638,482 and 802,336 shares, respectively)	(10,279,327)	(10,269,965)
Net decrease in net assets from capital share transactions	(10,279,327)	(8,825,024)
Total increase (decrease) in net assets	(78,441,448)	48,519,834
NET ASSETS
Beginning of year	319,864,957	271,345,123
End of year (including distributions in excess of net investment income of $1,471,903 and $936,692, as of December 31, 2011 and December 31, 2010, respectively)	$241,423,509	$319,864,957

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:
	For the years ended December 31,
	2011	2010		2009	2008		2007
Per share operating performance:
Net asset value:
Beginning of year	$17.72	$14.48		$10.13	$19.38		$16.04
Net investment income(a)	.24	.08		.17	.22	(c)	.17
Net realized and unrealized gains (loss) on investments and foreign currency	(3.57)	3.21		4.27	(9.49)		3.77
Increase (decrease) from investment operations	(3.33)	3.29		4.44	(9.27)		3.94
Distributions from net investment income	(.59)	(.12)		(.18)	(.19)		(.60)
Total distributions	(.59)	(.12)		(.18)	(.19)		(.60)
Accretion resulting from tender offer	—	—		—	.18		—
Dilution in net asset value from dividend reinvestment	—	(.01)		—	—		—
Increase resulting from share repurchases	.06	.08		.09	.03		—
Net asset value:
End of year	$13.86	$17.72		$14.48	$10.13		$19.38
Market value:
End of year	$12.24	$15.72		$11.99	$8.01		$17.48
Total investment return for the year†
Based upon market value	(18.89)%	32.21%		52.07%	(53.32)%		25.14%
Based upon net asset value	(18.52)%	23.40	%(b)	45.22%	(46.75	)%(d)(e)	25.17%
Ratio to average net assets:
Total expenses	1.09%	1.15%		1.19%	1.25%		1.00%
Net investment income (loss)	1.40%	.53%		1.49%	1.40	%(c)	.90%
Portfolio turnover	18%	45%		42%	40%		47%
Net assets at end of year (000's omitted)	$241,424	$319,865		$271,345	$198,264		$480,724

 (a) Based on average shares outstanding during the year.

 (b) Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.52% lower.

 (c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.04 per share and 0.23% of average daily net assets, respectively.

 (d) Includes the effect of a gain realized on the sale of investments not meeting investment compliance policies of the Fund. Excluding this gain, total return would have been 0.06% lower.

 (e) Return includes the effect of $0.18 per share accretion associated with the Fund's tender offer in-kind. Excluding this accretion, total return would have been 0.95% lower.

  † Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2011

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its daily net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining may include, but are not limited to, the type of security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

New Accounting Pronouncement: In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2011 (continued)

application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of December 31, 2011) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2011, the exchange rate was Euro 1.2981 to U.S. $1.00.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2011 (continued)

a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $5,499,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $1,040,000 of net realized long-term capital losses and approximately $1,124,000 of net ordinary losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(5,499,000)
Net unrealized appreciation (depreciation)	$27,067,269

In addition, the tax character of distributions paid to share-holders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$10,215,458	$2,162,318

*For tax purposes, short-term capital gains are considered ordinary income.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

During the reporting period, the Fund had a Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). The Fund also had an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). DIMA and DeAMI are affiliated companies.

The Management Agreement provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, and 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2011, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of 0.87% of the Fund's average daily net assets.

Pursuant to the Management Agreement, DIMA was the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2011 (continued)

suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objectives, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders and selected brokers and dealers to execute portfolio transactions on behalf of the Fund.

Effective February 1, 2012 the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to $100 million, 0.60% of such assets in excess of $100 million and up to $500 million, and 0.55% of such assets in excess of $500 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DISC aggregated $17,995, of which $4,482 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended December 31, 2011, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of either the DIMA or DeAMI.

The Fund pays each Director not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of the Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011, were $54,985,184 and $67,265,442, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2011 (continued)

NOTE 6. CAPITAL

During the year ended December 31, 2011 and the year ended December 31, 2010, the Fund purchased 638,482 and 802,336 of its shares of common stock on the open market at a total cost of $10,279,327 and $10,269,965, ($16.10 and $12.80 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.13% and 13.13%, respectively.

During the year ended December 31, 2011, there were no shares issued for reinvestment. During the year ended December 31, 2010, the Fund issued for dividend reinvestment 123,499 shares. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 16.13%.

NOTE 7. TENDER OFFER AND SHARE REPURCHASES

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV").The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During each of these measurement periods, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 31, 2012, pursuant to the Discount Management Program, the Fund announced that the fourth and final measurement period of the program announced in July 2010 will commence on March 5, 2012 and will expire on May 25, 2012.

Also on January 31, 2012, the Fund announced that the Board of Directors approved a new series of up to four, consecutive, semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period is expected to be announced in late July 2012.

On July 18, 2011 the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 900,000 shares, during the period August 1, 2011 through July 31, 2012. The fund repurchased 246,701 shares from August 1, 2011 - December 31, 2011 under this plan. Under the terms of the previous repurchase authorization, the Fund repurchased 615,227 shares, from August 1, 2010 through July 31, 2011 out of an authorized amount of 950,000 shares. Repurchases will be made from time to time when they are believed to be in the best interests of the Fund.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2011, there were two shareholders that held approximately 24% and 13%, respectively, of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The New Germany Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2012

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan. Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund. The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gain distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gain distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution. A shareholder's written authorization and

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month. Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body. The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.newgermanyfund.com or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

2011 U.S. TAX INFORMATION (unaudited)

For federal income tax purposes, the Fund designates approximately $1,983,000, or the maximum amount allowable under tax law, as qualified dividend income

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:
Fiscal year ended December 31,	2011	2010	2009	2008	2007
Shares repurchased	638,482	802,336	830,339	278,800	—
Shares issued for dividend reinvestment	—	123,499	—	—	—

PRIVACY NOTICE
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DWS Investments chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share

For nonaffiliates to market to you	No	We do not share

Questions?  Call (800) 349-4281 or e-mail us at dws-investments.info@dws.com

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	The New Germany Fund, Inc.

What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers; service quality monitoring services; mailing service providers; and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • DWS Investments does not jointly market.

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL

During the reporting period, the Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 18, 2011.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DIMA and DeAMI and their affiliates in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DIMA and DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

12. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience, where relevant, as directors of the European Equity Fund and the Central Europe and Russia Fund and where relevant other Deutsche funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DIMA and DeAMI to the Fund represented good value for the money payable to them by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as the Fund's corporate manager and administrator and, subject to the supervision of the Fund's board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors with relevant reports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of the Fund's directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DIMA and DeAMI to, and the programs established by each with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI

At the request of the directors, DIMA provided information concerning the profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2009 and 2010. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that neither DIMA nor DeAMI utilize soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and that they have policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DIMA and DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that each of DIMA and DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from their relationships with the Fund were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 19 funds, (consisting of exchange-traded funds, open-end funds and single-country funds)). The directors also reviewed information showing performance of the Fund's benchmark index, currently the Germany Midcap Market Performance index of 80 stocks.

The comparative information showed that the Fund ranked in the top quartile in the one-, three- and five-year periods ending December 31, 2010 and that its investment performance exceeded the median and average for the 10-year period. While the Fund's results were strongly negative in absolute terms in 2008, they were more favorable than those of its benchmark, and the Fund outperformed its benchmark, often by substantial amounts, in seven of the eight years ended 2010. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DIMA and DeAMI that they do not manage any institutional accounts that are similar to the Fund, and their review of the reasons that they do not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 38 closed end country funds and ETFs and the information showed that the Fund's effective management fee rate for 2010 of 0.874% was below the average and median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others. The directors also noted that the Fund's expense ratio was in the lowest quartile of the comparison group. DIMA explained that this difference was principally the result of the Fund's relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

INVESTMENT MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

ADMINISTRATOR

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

JOACHIM WAGNER

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-025797-1

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and administrator in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMUI Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. John H. Cannon, Mr. Robert H. Wadsworth, Mr. Richard Karl Goeltz and Mr. Joachim Wagner. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE NEW GERMANY FUND, INC.
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$65,000	$0	$0	$5,900
2010	$63,000	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$5,900	$0	$0	$5,900
2010	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of John H. Cannon (Chairman), Robert H. Wadsworth, Richard R. Burt, Dr. Friedbert Malt, Richard Karl Goeltz, Joachim Wagner and Werner Walbrol.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

■
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2010

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Social & Political Issues

A	Labor & Human Rights

B	Diversity & Equality

C	Health & Safety

D	Government/Military

E	Tobacco

F	Principles for Responsible Investment (“PRI”)Environmental Issues

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.

A.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.           Principles for Responsible Investment

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.           Environmental Issues

AM policy is to vote “for” increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Rainer Vermehren, Director
•	Joined Deutsche Asset Management in 1997 and the Fund in 2010.

•	Portfolio manager for Emerging Markets Equity and Germany Funds; CIO DIMA Branch: Frankfurt.

•	Prior to that, served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Petra Pflaum, CEFA, Managing Director
•	Senior Portfolio Manager for German and European Small/MidCap Equities.

•	Joined DWS European Small/MidCap team in 2002 after joining DB Advisors' equity investment management team in 1999 focusing on consumer goods and Small/MidCaps; joined the Fund in 2000.

•	BA, Technical University of Trier; completed bank training program ("Bankkauffrau") at BHF Bank, Frankfurt.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	$1 - $10,000
Petra Pflaum	-	-

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	3	$1,064,600,000	-	-
Petra Pflaum	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Petra Pflaum	11	$1,651,700,000	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Petra Pflaum	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	11,400	$16.03	11,400	715,154
February 1 through February 28	0	$0.00	0	715,154
March 1 through March 31	108,241	$16.60	108,241	606,913
April 1 through April 30	113,681	$17.88	113,681	493,232
May 1 through May 31	123,904	$18.06	123,904	369,328
June 1 through June 30	13,205	$17.81	13,205	356,123
July 1 through July 31	21,350	$17.72	21,350	334,773
August 1 through August 31	83,537	$14.55	83,537	816,463
September 1 through September 30	80,840	$13.76	80,840	735,623
October 1 through October 31	16,555	$14.12	16,555	719,068
November 1 through November 30	19,717	$13.44	19,717	699,351
December 1 through December 31	46,052	$12.82	46,052	653,299

Total	638,482	$16.10	638,482

* All shares were purchased in open market transactions.

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 1, 2010 and expired on November 24, 2010. During the measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The second measurement period commenced on March 7, 2011 and expire on May 27, 2011. During the measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During the measurement period the Fund's shares traded at an average discount of less than 10%. Therefore, the Fund was not required to conduct a tender offer. The fourth and final measurement period of the Program announced in July 2010 will commence on March 5, 2012 and will expire on May 25, 2012.

The Program also provided for a continuation of share repurchases by the Fund such that the Fund is authorized to repurchase up to 950,000 shares from August 1, 2010 to July 31, 2011. Under this plan the Fund repurchased 615,227 shares.

On July 18, 2011 the Fund announced that its Board of Directors approved and extension of the current repurchase program permitting the Fund to repurchase up to 900,000 shares from August 1, 2011 to July 31, 2012. Under this plan the Fund repurchased 246,701 shares.

On January 31, 2012, the Fund announced that its Board of Directors approved a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period is expected to be announced in late July 2012.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012